Dreyfus Premier
High Income Fund
Seeks total return by investing in
high yield bonds
PROSPECTUS January 1, 2004
As revised, June 2, 2004

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	9

Your Investment

Account Policies	10
Distributions and Taxes	14
Services for Fund Investors	15
Instructions for Regular Accounts	16
Instructions for IRAs	18

For More Information

See back cover.

Dreyfus Premier High Income Fund

Ticker Symbols	Class A: DIMAX
Class B: DIMBX
Class C: DIMCX
Class R: DIMRX
The Fund

GOAL/APPROACH

The fund seeks to maximize total return consistent with capital preservation and prudent risk manage-ment.To pursue its goal, the fund normally invests at least 80% of its assets in high yield bonds (commonly known as “junk bonds”). The high yield securities in which the fund invests may include:

  corporate debt securities, including convertible securities, preferred stock and corporate commercial paper structured notes, including hybrid or “indexed” securities, catastrophe bonds and loan participations zero coupon securities
  debt securities issued by states or local governments and their agencies, authorities and other instrumentalities

The fund may invest substantially all of its assets in high yield securities. The fund may invest the remainder (up to 20%) of its assets in bank certificates of deposit, fixed time deposits and bankers’ acceptances, and obligations issued or guaranteed by the U.S. government, its agencies and instrumental-ities.These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment-in-kind and auction rate features. The fund also may invest in investment grade bonds; typically, on an opportunistic basis.

The fund may enter into repurchase agreements and reverse repurchase agreements. The fund also may invest in private placements with registration rights, and may own warrants and common stock, typically acquired in “units” with high yield bonds.

In choosing securities for the fund, the portfolio managers look for issuers that generally exhibit, or have the prospect for, positive credit momentum with the potential for credit rating upgrade. Using bottom up, fundamental analysis, the portfolio managers seek to maximize portfolio return and minimize default risk on the overall portfolio through broad diversification, direct communication with management and monitoring all issuers on a systematic basis. The portfolio managers also avoid investing in securities of issuers with a high risk of default, and investing in industries with historically high default rates.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

High yield bonds: those rated at the time of purchase BB or Ba and below by credit rating agencies such as S&P or Moody’s or the unrated equivalent as determined by the fund’s sub-adviser. Because the issuers of high yield securities may be highly leveraged, at an early stage of development, or unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.
  Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates.Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. Unlike investment grade bonds, however, the prices of high yield (“junk”) bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The longer the fund’s effective duration, the more its share price is likely to react to interest rates.
  Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield.
  Market risk. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry.
  Market sector risk. The fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors.The fund may overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sectors.
  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to buy or sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.
  Foreign investment risk. The prices and yields of foreign bonds can be affected by political and economic instability or changes in currency exchange rates.

  Derivatives risk. The fund may invest in derivative instruments such as options, futures and options on futures (including those relating to securities, indexes, foreign currencies and interest rates), swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund’s other investments.
  Short sale risk. The fund may make short sales, which involves selling a security it does not own in anticipation that the security’s price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

At times, the fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The Fund 3

PAST PERFORMANCE

Since the fund has less than one calendar year of performance, past performance information is not included in this section of the prospectus.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

EXPENSES

As an investor, you pay certain fees and expenses in
connection with the fund, which are described in
the table below.

Fee table
	Class A	Class B	Class C	Class R

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
as a % of offering price	4.50	none	none	none
Maximum contingent deferred sales charge (CDSC)
as a % of purchase or sale price, whichever is less	none*	4.00	1.00	none

Annual fund operating expenses (expenses paid from fund assets)
as a % of average daily net assets
Management fees	.75	.75	.75	.75
Rule 12b-1 fee	none	.50	.75	none
Shareholder services fee	.25	.25	.25	none
Other expenses	.33	.38	.36	.60

Total	1.33	1.88	2.11	1.35
Fee waiver and/or expense reimbursement	(.08)	(.13)	(.11)	(.35)

Net operating expenses	1.25	1.75	2.00	1.00

* Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1% if redeemed within one year.

Expense example

1 Year		3 Years	5 Years	10 Years

Class A	$579	$852	$1,146	$1,979
Class B
with redemption	$591	$891	$1,215	$1,927
without redemption	$191	$591	$1,016	$1,927
Class C
with redemption	$314	$661	$1,314	$2,441
without redemption	$214	$661	$1,314	$2,441
Class R	$137	$428	$739	$1,624

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first and second year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and C shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: the fee paid to the fund’s distributor for providing shareholder services.

Other expenses: fees paid by the fund for the current fiscal year for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund 5

MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $166 billion in approximately 200 mutual fund portfolios.The fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the fund’s average daily net assets. During the last fiscal period, the fund paid Dreyfus a management fee at the annual rate of 0.65% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.2 trillion of assets under management, administration or custody, including approximately $625 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged Shenkman Capital Management, Inc., located at 461 Fifth Avenue, New York, New York 10017, to serve as the fund’s sub-investment adviser. Shenkman Capital Management focuses exclusively on managing high yield assets. Shenkman Capital Management, subject to Dreyfus’ supervision and approval, provides investment advisory assistance and research and the day-to-day management of the fund’s investments. Shenkman Capital Management managed approximately $10.5 billion in assets, which include investment advisory services for three other registered investment companies having aggregate assets of approximately $376 million, as of November 30, 2003.

Mark Shenkman, Frank Whitley, Mark Flanagan and Robert Stricker are the fund’s co-primary portfolio managers. Mr. Shenkman has been the president of Shenkman Capital Management since he founded the company in 1985. Mr. Whitley, executive vice president of Shenkman Capital Management, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, senior vice president of Shenkman Capital Management, joined the firm in 1992 and became a portfolio manager in 2002. Mr. Flanagan was the director of credit research for Shenkman Capital Management from 1996 to 2002. Mr. Stricker, senior vice president of Shenkman Capital, joined the firm in 2001 and became a portfolio manager in 2003. Mr. Stricker was the director of credit research for Shenkman Capital Management from 2002 to 2003. Prior to joining Shenkman Capital Management, Mr. Stricker was a managing director, U.S. fixed income at Citigroup Asset Management from 1994 to 2001.

The fund, Dreyfus, Shenkman Capital Management, and Dreyfus Service Corporation (the fund’s distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each of the Dreyfus and Shenkman Capital code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the respective code’s preclearance and disclosure proce-dures.The primary purpose of the respective code is to ensure that personal trading by Dreyfus or Shenkman Capital employees does not disadvantage any fund.

Composite performance information for Shenkman Capital Management

Although the fund is newly organized and does not yet have its own full calendar year of performance, the fund’s sub-investment adviser follows substantially the same investment policies and strategies managing the fund’s assets as it does managing certain other mutual funds and private accounts that invest in high yield bonds.The following tables present the past performance over the past ten calendar years of a composite of certain of these funds and accounts managed by Shenkman Capital Management that employ Shenkman Capital Management’s Quadrant investment style and of the CSFB High Yield Index. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Shenkman Capital Management in managing high yield bond portfolios with investment strategies and techniques substantially similar to those of the fund.To calculate the performance of the composite net of advisory fees and expenses, the annual fund operating expenses or 1.0% for Class A shares of the fund were used. The performance information does not reflect the deduction of any applicable sales loads which, if reflected, would reduce the performance quoted.The index information is provided to represent the investment environment existing at the time periods shown. The index is unmanaged and an investor may not invest directly in the index. Investors should not consider this performance data as an indication of the future performance of the fund.

The performance of the private accounts included in the Shenkman Capital High Yield Bond Composite could have been adversely affected by the imposition of certain regulatory requirements, restrictions and limitations, if such accounts had been regulated as investment companies under the U.S. federal securities and tax laws. Additionally, although it is anticipated that the fund and the accounts included in the Shenkman Capital High Yield Bond Composite may hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of fund shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular fund holdings. Please remember that past performance is not indicative of future returns, and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The fund’s actual performance may vary significantly from the past performance of the composite.

The performance information for the Shenkman Capital High Yield Bond Composite was prepared and presented, to the extent described below, in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS™) the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved with or reviewed this performance information. A complete list and description of Shenkman Capital Management’s composites and/or a presentation that adheres to the AIMR-PPS standards is available by calling 1-212-867-9090. All returns are calculated in U.S. dollars and reflect the reinvestment of dividends and other distributions.

The Fund 7

Shenkman Capital High Yield Bond Composite Performance*

Average annual total returns		as of 12/31/03
	3 Years	5 Years	10 Years

Composite net of
fund Class A fees
and expenses	8.58%	5.95%	7.70%
Composite gross of
advisory fees	9.66%	7.01%	8.78%
CSFB High Yield Index	11.74%	6.43%	7.29%
Year-by year total returns as of 12/31 each year (%)

	1994	1995	1996	1997	1998

Composite net of fund Class A fees and expenses	1.55%	17.41%	12.20%	13.41%	3.65%
Composite gross of advisory fees	2.56%	18.57%	13.29%	14.53%	4.70%
CSFB High Yield Index	-0.97%	17.38%	12.42%	12.63%	0.58%

	1999	2000	2001	2002	2003

Composite net of fund Class A fees and expenses	3.43%	0.86%	6.35%	4.56%	15.11%
Composite gross of advisory fees	4.46%	1.89%	7.49%	5.59%	16.27%
CSFB High Yield Index	3.28%	-5.21%	5.80%	3.10%	27.94%

* As of December 31, 2003, the Shenkman Capital HighYield Bond composite was composed of 87 accounts and mutual funds, totaling approximately $9.3 billion and representing 87.9% of Shenkman Capital Management’s total assets under management. Past performance is not a guarantee of future results.

FINANCIAL HIGHLIGHTS

The following table describes the performance of each share class for the period from January 31, 2003 (commencement of operations) to August 31, 2003.“Total return” shows how much your investment in the fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions.These figures have been independently audited by Ernst & Young, LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

			Period Ended August 31, 2003
		Class A	Class B	Class C	Class R
		shares	shares	shares	shares

Per-Share Data ($):
Net asset value, beginning of period		12.50	12.50	12.50	12.50
Investment operations:	Investment income — net	.48[1]	.44[1]	.43[1]	.42[1]
	Net realized and unrealized
	gain (loss) on investments	.70	.70	.68	.80
Total from investment operations		1.18	1.14	1.11	1.22
Distributions:	Dividends from investment income — net	(.29)	(.26)	(.25)	(.30)
Net asset value, end of period		13.39	13.38	13.36	13.42
Total Return (%)[2]		9.55[3]	9.24[3]	9.00[3]	9.80

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets[4]		1.25	1.75	2.00	1.00
Ratio of net investment income to average net assets[4]		6.31	5.77	5.64	6.11
Decrease reflected in above expense ratios
due to undertakings by Dreyfus[4]		.08	.13	.11	.35
Portfolio turnover rate[2]		21.71	21.71	21.71	21.71

Net assets, end of period ($ x 1,000)		117,731	45,444	75,962	2,048

1 Based on average shares outstanding at each month end.

2 Not annualized.

3 Exclusive of sales charge.

4 Annualized.

The Fund 9

Your Investment

ACCOUNT POLICIES

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.

You will need to choose a share class before making your initial investment.The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

  Class A shares may be appropriate for investors who prefer to pay the fund’s sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares.
  Class B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.
  Class C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.
  Class R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).

Your financial representative can help you choose the share class that is appropriate for you. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

Reduced Class A sales charge

Letter of intent: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

Right of accumulation: when calculating your sales charge on Class A shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Premier Funds or Dreyfus Founders Funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation of qualification.

Consult the Statement of Additional Information (SAI) or your financial representative for more details.

Share class charges

Each share class has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.

Sales charges
	Sales charge	Sales charge
	deducted as a %	as a % of your
Your investment	of offering price	net investment

Up to $49,999	4.50%	4.70%
$50,000 — $99,999	4.00%	4.20%
$100,000 — $249,999	3.00%	3.10%
$250,000 — $499,999	2.50%	2.60%
$500,000 — $999,999	2.00%	2.00%
$1 million or more*	0.00%	0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class B — charged when you sell shares
CDSC as a % of your initial
Years since purchase	investment or your redemption
was made	(whichever is less)

Up to 2 years	4.00%
2 — 4 years	3.00%
4 — 5 years	2.00%
5 — 6 years	1.00%
More than 6 years	Shares will automatically
convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.50% of the class’s average daily net assets.

Class C — charged when you sell shares

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class’s average daily net assets.

Class R — no sales load or Rule 12b-1 fees

Buying shares

The net asset value (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business.Your order will be priced at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity.The fund’s investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund’s board.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
Initial		Additional

Regular accounts	$1,000	$100; $500 for
		Dreyfus TeleTransfer
		investments
Traditional IRAs	$750	no minimum
Spousal IRAs	$750	no minimum
Roth IRAs	$750	no minimum
Education Savings	$500	no minimum
Accounts		after the first year

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund’s Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

Your Investment 11

ACCOUNT POLICIES (continued)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not process wire, telephone, online, or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares
Limitations on selling shares
by phone or online
Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day
Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day
Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

  amounts of $10,000 or more on accounts whose address has been changed within the last 30 days requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund reserves the right to:

  refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund’s view, is likely to engage in excessive trading (usually defined as more than four purchases/redemptions or exchanges (so-called roundtrips) during any twelve-month period)
  refuse any purchase or exchange request in excess of 1% of the fund’s total assets change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts
  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund’s assets).

Small account policy

If your account has a balance of fewer than 50 shares, the fund may ask you to increase your balance. If it is still below 50 shares after 45 days, the fund may close your account and send you the proceeds.

Your Investment 13

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including dividends from foreign companies and distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and distributions of long-term capital gains are taxable to you as qualified dividends and capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions.You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Founders-advised funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges from
Exchange Privilege	the fund into another Dreyfus fund
or certain Founders-advised funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B shares, as
long as the amount of any withdraw-
al does not exceed an annual rate of
12% of the greater of the account
value at the time of the first with-
drawal under the plan, or at the time
of the subsequent withdrawal.

Exchange privilege

You can exchange shares worth $500 or more

(no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

Upon written request you can reinvest up to the number of Class A or Class B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account.This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 15

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.

Make checks payable to: The Dreyfus Family of Funds.

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment 17

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: The Dreyfus Trust Company, Custodian.

NOTES

NOTES

NOTES

For More Information

Dreyfus Premier High Income Fund
A series of Dreyfus Bond Funds, Inc.

SEC file number: 811-2653

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its poli-cies.A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone
Call your financial representative or 1-800-554-4611
By mail Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2004 Dreyfus Service Corporation

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